UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07171

Name of Fund: Merrill Lynch Global SmallCap Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Global SmallCap Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 06/30/05

Item 1 - Report to Stockholders

                                Merrill Lynch
                                Global SmallCap Fund, Inc.

Annual Report
June 30, 2005

A Letter From the President

[PHOTO OMITTED]

Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% -- behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between the two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                                  6-month      12-month
========================================================================================
U.S. equities (Standard & Poor's 500 Index)                         -0.81%       + 6.32%
----------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                        -1.25%       + 9.45%
----------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)     -1.17%       +13.65%
----------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                 +2.51%       + 6.80%
----------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)      +2.89%       + 8.24%
----------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)      +0.77%       +10.10%
----------------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


2         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

We are pleased to present to you the management team of

                                [PHOTO OMITTED]

Merrill Lynch Global SmallCap Fund, Inc.

Murali Balaraman and John Coyle are Co-Portfolio Managers of Merrill Lynch Global SmallCap Fund, Inc. Mr. Balaraman originally joined Merrill Lynch Investment Managers in 1994, and left the firm in 1997. He rejoined the firm in 1998. Mr. Balaraman earned an undergraduate degree from Delhi University and an MBA from the Indian Institute of Management. He is a CFA(R) charterholder. Mr. Coyle originally joined Merrill Lynch Investment Managers in 1998, and left the firm in 2001. He rejoined the firm in 2004. Mr. Coyle earned an undergraduate degree from LaSalle College and an MBA from Pace University. He is a CFA charterholder. The investment team also includes Analysts Ben Falcone, Lisa Walker and Edwin Davison. Mr. Falcone holds a bachelor's degree from The College of Wooster and is a CFA charterholder. Ms. Walker received a bachelor's degree from Georgetown University and an MBA from Harvard Graduate School of Business Administration. She is a CFA charterholder. Mr. Davison received a PhD from Cambridge University, England, as well as a master's degree. He is a member of the CFA Institute.

================================================================================
Table of Contents
--------------------------------------------------------------------------------
A Letter From the President ..............................................     2
A Discussion With Your Fund's Portfolio Manager ..........................     4
Performance Data .........................................................     6
Disclosure of Expenses ...................................................     9
Portfolio Information ....................................................    10
Schedule of Investments ..................................................    11
Financial Statements .....................................................    17
Financial Highlights .....................................................    20
Notes to Financial Statements ............................................    25
Report of Independent Registered Public Accounting Firm ..................    30
Important Tax Information ................................................    30
Officers & Directors .....................................................    31

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the Association for Investment Management and Research.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005        3

A Discussion With Your Fund's Portfolio Managers

      The Fund provided attractive total returns for the period, as we maintained our focus on identifying small-capitalization companies positioned to emerge as tomorrow's industry leaders.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2005, Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +13.96%, +13.12%, +13.08%, +14.23% and +13.67%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index returned +15.19%, the broader MSCI World Index returned +10.05% and the Lipper Global Small/Mid-Cap Core Funds category posted an average return of +14.50%. (Funds in this Lipper category invest at least 75% of their equity assets in companies inside and outside the United States with market capitalizations, on a three-year weighted basis, less than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.)

Small cap markets around the world provided strong double-digit returns during the one-year period ended June 30, 2005. While most of the returns were generated in the first half of the period (that is, the second half of calendar year 2004), markets managed to hold onto these gains in spite of concerns about a slowdown in global economic growth rates and persistently high oil prices. While the energy sector led the way, with a return of more than 50% for the year, all sectors except technology and health care managed to post double-digit positive returns. Stock prices were supported by healthy consumer spending in the United States, strong industrial growth in Asia, particularly China, and generally low interest rates.

What factors most influenced Fund performance?

During the year, Fund performance benefited from stock selection in the consumer discretionary, materials and industrials sectors. In consumer discretionary, we saw strong performance from Pantaloon Retail India Ltd., India's leading retailer. In materials, performance was boosted by the increase in the share price of Portman Mining, an Australian iron ore miner, and in industrials, the leading performer was Companhia de Concessoes Rodoviarias, a Brazilian toll road operator.

The Fund's relative results were hindered by poor stock selection in the financials and consumer staples sectors. In financials, our underweight position in U.S. thrifts, banks and real estate investment trusts was detrimental to performance. Nevertheless, we believe these positions will prove beneficial over time. In consumer staples, Fund performance was hurt by our position in John B. Sanfillipo & Son, Inc., a U.S. company that markets nuts and other food items, and Wild Oats Markets, Inc., a natural food supermarket in the United States.

What changes were made to the portfolio during the year?

We continued to underweight the consumer discretionary, technology and financial sectors for the majority of the year, although we reduced our technology underweight in the last few months. In the energy sector, we were overweight relative to our benchmark at the start of the Fund's fiscal year (July 2004), but trimmed our exposure in December following the strong run in the sector. However, continued healthy demand and relatively inelastic supply for energy prompted us to re-establish our overweighting early in 2005. We significantly reduced our overweight position in materials in the first half of the fiscal year, resulting in an underweighting by early 2005. The reduction was based on concerns over increased supply and high valuations in the sector.

We added to our overweight positions in health care, where we were able to find interesting growth companies with reasonable valuations. Among the new health care names added to the portfolio during the year were Affymetrix, Inc. in the United States and Cochlear Ltd. in Australia. Affymetrix develops DNA chip technology that enables analysis and interpretation of human genetic makeup. The company's products are used in pharmaceutical and academic research and, going forward, will be used in diagnostic procedures as well. Cochlear is a market leader in manufacturing cochlear implants for hearing-impaired individuals.

From a geographic perspective, we trimmed our already underweight positions in the United States and Japan. In the U.S., we were concerned about a potential consumer slowdown, higher interest rates and unattractive valuations. However, we are aware that low long-term interest rates have resulted in equities becoming more attractive than bonds, and we are closely monitoring our position. In Japan, we are waiting for more concrete evidence of a sustainable economic recovery.


4         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

We increased our positions in Europe and non-Japan Asia during the year, adding YIT-Yhtyma Oyj, a Finnish company, and AirAsia BHD, a Malaysian company. YIT is a high-quality engineering and construction company active in the Scandinavian market with growth prospects in Russia and other Baltic states. AirAsia is a low-fare airline that we believe has a sound business model, good management and strong growth prospects as it operates in Asia, where the economic environment is very vibrant.

How would you characterize the Fund's position at the close of the period?

The global economic environment provides a positive backdrop for equity investing. Growth continues to be strong and secular in developing economies such as India, China and Brazil. Inflation remains muted although it is showing some signs of a modest increase, particularly in the United States. However, the combination of high oil prices and rising short-term interest rates in the U.S. points to a potential slowing of the pace of global economic growth. This should put negative pressure on inflation and keep long-term interest rates low. When compared to the low long-term bond yields, equities look relatively inexpensive and should perform well, unless the economic slowdown is more pronounced than currently anticipated.

In the medium term, there are some issues of concern. In the United States, these include the stubbornly high current account deficit and the fiscal deficit. In Europe, growth is sluggish and deficits high. However, the emergence of the new member countries of the European Union is forcing a cost rationalization in industry, which we believe should have beneficial longer-term effects on corporate profitability. Japan, in the meantime, continues to struggle to post successive periods of solid growth.

We believe the Fund is well positioned for this environment. We are overweight in non-Japan Asia, where we continue to find good growth companies selling at reasonable prices relative to their global peers. We are underweight in the United States, based on concerns about an economic slowdown and its impact on consumer spending, as well as high stock valuations relative to historical comparisons. Having said that, valuations are not expensive when considering the low bond yields, and we are closely monitoring this position. In spite of a rather sluggish macro environment, investment opportunities do exist in Europe, where we have found companies with good growth prospects and trading at reasonable valuations.

Our investment process continues to be stock driven, and our portfolio consists of a diversified group of companies that we believe show good stock price appreciation potential. Leading names in the portfolio include Ryanair Holdings Plc, an Ireland-based low-fare airline that has outstanding management and good growth in Europe; Wessanen, a Dutch producer and distributor of organic food; Affymetrix, a U.S. company developing DNA chip technology; International Power Plc, a U.K.-based global electricity generator; and Vestas Wind Systems A/S, a Danish company and leader in the manufacture of wind turbines for generating wind power.

For investors with a long-term focus, we believe there are many opportunities, like the ones listed above, among small cap companies globally. We believe that our diversified portfolio of small cap companies should continue to prosper, as many of our investments have the potential to emerge as tomorrow's industry leaders given their superior innovation and technology.

Murali Balaraman, CFA
Vice President and Co-Portfolio Manager

John Coyle, CFA
Vice President and Co-Portfolio Manager

--------------------------------------------------------------------------------
The Fund is managed by a team of investment professionals who participate in the team's research process and stock selection. John Coyle, CFA and Murali Balaraman, CFA are the Fund's co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund and the selection of its investments. John Coyle and Murali Balaraman have been co-portfolio managers of the Fund since 2005. Mr. Coyle is a Vice President of MLIM and served as an analyst on the Fund's management team from 2004 to 2005 as well as from 1998 to 2001. From 2001 until he rejoined MLIM in 2004, Mr. Coyle was a Managing Director and portfolio manager with Bear Stearns Asset Management. Mr. Balaraman is a Vice President of MLIM and served as an analyst on the Fund's management team from 1998 to 2005. Mr. Balaraman was a portfolio manager at Atlas Capital Management from 1997 to 1998 and was at the same time the Director of Investments for Samuel Asset Management from 1997 to 1998.
--------------------------------------------------------------------------------


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005        5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% per year and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares made within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                 6-Month         12-Month        10-Year
As of June 30, 2005                            Total Return    Total Return    Total Return
===========================================================================================
ML Global SmallCap Fund, Inc. Class A Shares*     +0.17%          +13.96%        +234.72%
-------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares*     -0.22           +13.12         +214.60
-------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares*     -0.22           +13.08         +209.34
-------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class I Shares*     +0.30           +14.23         +243.50
-------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class R Shares*     +0.04           +13.67         +228.91
-------------------------------------------------------------------------------------------
MSCI World Index**                                -0.70           +10.05         + 98.01
-------------------------------------------------------------------------------------------
MSCI World Small Cap Index***                     +1.46           +15.19              --
-------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
*** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Total return data is not available for the Index prior to 1999; therefore 10-year total returns relative to the Fund are not available.


6         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Total Return Based on a $10,000 Investment--Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the MSCI World Index and the MSCI World Small Cap Index. Values are from June, 1995 through June 2005:

                                    6/95             6/96              6/97             6/98              6/99
ML Global SmallCap
Fund, Inc.+--
Class A Shares*                     $ 9,475          $11,702           $12,553          $11,620           $13,121

ML Global SmallCap
Fund, Inc.+--
Class B Shares*                     $10,000          $12,257           $13,051          $11,987           $13,426

                                    6/00             6/01              6/02             6/03              6/04             6/05
ML Global SmallCap
Fund, Inc.+--
Class A Shares*                     $24,834          $23,895           $21,988          $22,335           $27,829          $31,715

ML Global SmallCap
Fund, Inc.+--
Class B Shares*                     $25,212          $24,074           $21,979          $22,156           $27,605          $31,460

                                    6/95             6/96              6/97             6/98              6/99
MSCI World Index++                  $10,000          $11,844           $14,482          $16,948           $19,604

MSCI World Small Cap
Index+++                            $10,000          $11,552           $12,276          $11,860           $12,026

                                    6/00             6/01              6/02             6/03              6/04             6/05
MSCI World Index++                  $21,994          $17,530           $14,863          $14,510           $17,993          $19,801

MSCI World Small Cap
Index+++                            $14,206          $13,483           $12,407          $12,604           $17,922          $20,645

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Total return data for the Index is not available before 1999. Prior to 1999, returns shown are based on price return information available (that is, returns without the effect of reinvestment of distributions).

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/05                              +13.96%           + 7.98%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                            + 5.01            + 3.89
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                             +12.84            +12.23
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/05                                 +13.12%         + 9.12%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                               + 4.20          + 3.85
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                                +12.14          +12.14
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005        7

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class C, Class I & Class R Shares

A line graph depicting the growth of an investment in the Fund's Class C, Class I and Class R Shares compared to growth of an investment in the MSCI World Index and the MSCI World Small Cap Index. Values are from June 1995 through June 2005:

                                    6/95             6/96              6/97             6/98              6/99
ML Global SmallCap
Fund, Inc.+--
Class C Shares*                     $10,000          $12,256           $13,038          $11,971           $13,417

ML Global SmallCap
Fund, Inc.+--
Class I Shares*                     $ 9,475          $11,737           $12,621          $11,719           $13,271

ML Global SmallCap
Fund, Inc.+--
Class R Shares*                     $10,000          $12,326           $13,189          $12,185           $13,730

                                    6/00             6/01              6/02             6/03              6/04             6/05
ML Global SmallCap
Fund, Inc.+--
Class C Shares*                     $25,192          $24,056           $21,960          $22,139           $27,356          $30,934

ML Global SmallCap
Fund, Inc.+--
Class I Shares*                     $25,171          $24,278           $22,401          $22,807           $28,492          $32,547

ML Global SmallCap
Fund, Inc.+--
Class R Shares*                     $25,914          $24,871           $22,833          $23,256           $28,936          $32,891

                                    6/95             6/96              6/97             6/98              6/99
MSCI World Index++                  $10,000          $11,844           $14,482          $16,948           $19,604

MSCI World Small Cap
Index+++                            $10,000          $11,552           $12,276          $11,860           $12,026

                                    6/00             6/01              6/02             6/03              6/04             6/05
MSCI World Index++                  $21,994          $17,530           $14,863          $14,510           $17,993          $19,801

MSCI World Small Cap
Index+++                            $14,206          $13,483           $12,407          $12,604           $17,922          $20,645

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Total return data for the Index is not available before 1999. Prior to 1999, returns shown are based on price return information available (that is, returns without the effect of reinvestment of distributions).

Average Annual Total Return

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/05                                 +13.08%         +12.08%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                               + 4.19          + 4.19
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                                +11.96          +11.96
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/05                              +14.23%           + 8.23%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                            + 5.27            + 4.14
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                             +13.13            +12.53
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

================================================================================
Class R Shares                                                           Return
================================================================================
One Year Ended 6/30/05                                                   +13.67%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                                                 + 4.88
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                                                  +12.64
--------------------------------------------------------------------------------


8         MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                       Beginning          Ending       During the Period*
                                                     Account Value     Account Value   January 1, 2005 to
                                                    January 1, 2005    June 30, 2005      June 30, 2005
=========================================================================================================
Actual
=========================================================================================================
Class A                                                 $1,000           $1,001.70           $ 7.15
---------------------------------------------------------------------------------------------------------
Class B                                                 $1,000           $  997.80           $11.05
---------------------------------------------------------------------------------------------------------
Class C                                                 $1,000           $  997.80           $11.00
---------------------------------------------------------------------------------------------------------
Class I                                                 $1,000           $1,003.00           $ 5.91
---------------------------------------------------------------------------------------------------------
Class R                                                 $1,000           $1,000.40           $ 8.18
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                 $1,000           $1,017.65           $ 7.20
---------------------------------------------------------------------------------------------------------
Class B                                                 $1,000           $1,013.74           $11.13
---------------------------------------------------------------------------------------------------------
Class C                                                 $1,000           $1,013.79           $11.08
---------------------------------------------------------------------------------------------------------
Class I                                                 $1,000           $1,018.89           $ 5.96
---------------------------------------------------------------------------------------------------------
Class R                                                 $1,000           $1,016.61           $ 8.25
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.44% for Class A, 2.23% for Class B, 2.22% for Class C, 1.19% for Class I and 1.65% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005        9

Portfolio Information

As of June 30, 2005

                                                    Country of        Percent of
Ten Largest Equity Holdings                           Origin          Net Assets
================================================================================
Ryanair Holdings Plc ...........................   Ireland               1.6%
Vestas Wind Systems A/S ........................   Denmark               1.5
International Power Plc ........................   United Kingdom        1.5
Koninklijke Wessanen NV CVA ....................   Netherlands           1.5
Affymetrix, Inc. ...............................   United States         1.4
Pantaloon Retail India Ltd. ....................   India                 1.3
AirAsia BHD ....................................   Malaysia              1.3
Cia de Concessoes
  Rodoviarias ..................................   Venezuela             1.3
Del Monte Foods Co. ............................   United States         1.3
Cochlear Ltd. ..................................   Australia             1.2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries*                                              Net Assets
================================================================================
Health Care Equipment & Supplies .....................................      7.4%
Insurance ............................................................      5.6
Specialty Retail .....................................................      5.2
Oil, Gas & Consumable Fuels ..........................................      4.8
Energy Equipment & Services ..........................................      4.6
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
                                                                        Total
Geographic Allocation                                                Investments
================================================================================
United States ...........................................                 30.5%
Australia ...............................................                  4.9
Japan ...................................................                  4.4
United Kingdom ..........................................                  4.3
Netherlands .............................................                  3.9
Canada ..................................................                  3.1
Norway ..................................................                  2.5
Denmark .................................................                  2.3
South Korea .............................................                  2.0
France ..................................................                  2.0
Sweden ..................................................                  2.0
Italy ...................................................                  1.8
Switzerland .............................................                  1.7
Indonesia ...............................................                  1.6
Ireland .................................................                  1.4
Finland .................................................                  1.4
Malaysia ................................................                  1.4
India ...................................................                  1.2
Israel ..................................................                  1.2
Brazil ..................................................                  1.2
Germany .................................................                  1.1
Venezuela ...............................................                  1.0
Taiwan ..................................................                  1.0
Bermuda .................................................                  0.9
Hong Kong ...............................................                  0.8
Cayman Islands ..........................................                  0.8
Philippines .............................................                  0.7
South Africa ............................................                  0.7
Belgium .................................................                  0.5
Spain ...................................................                  0.5
Greece ..................................................                  0.4
Singapore ...............................................                  0.3
Thailand ................................................                  0.3
China ...................................................                   --**
Other* ..................................................                 16.2
--------------------------------------------------------------------------------
*     Represents portfolio holdings in short-term investments.
**    Amount is less than 0.1%.


10        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Schedule of Investments                                        (in U.S. dollars)

Africa                Industry*                         Shares Held     Common Stocks                                    Value
===================================================================================================================================
South Africa--0.8%    Health Care Providers &             9,797,600     Network Healthcare Holdings Ltd.             $    8,999,466
                      Services--0.8%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Africa--0.8%              8,999,466
===================================================================================================================================
Europe
===================================================================================================================================
Belgium--0.6%         Electrical Equipment--0.6%            293,500     RHJ International (a)                             6,928,874
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Belgium                    6,928,874
===================================================================================================================================
Denmark--2.6%         Electrical Equipment--1.5%          1,007,866     Vestas Wind Systems A/S (a)(e)                   16,742,368
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &               757,600     GN Store Nord                                     8,584,894
                      Supplies--0.7%
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.4%                        56,765     Topdanmark A/S (a)                                4,140,738
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Denmark                   29,468,000
===================================================================================================================================
Finland--1.6%         Construction &                        342,200     YIT-Yhtyma Oyj                                   11,434,286
                      Engineering--1.0%
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.4%                       292,800     Pohjola Group Plc Class D                         4,253,753
                      -------------------------------------------------------------------------------------------------------------
                      Multiline Retail--0.2%                 58,100     Stockmann AB `B'                                  2,075,000
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Finland                   17,763,039
===================================================================================================================================
France--2.3%          Chemicals--0.8%                     4,994,200     Rhodia SA (e)                                     8,706,596
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--1.0%                     5,687,500     SCOR (e)                                         11,430,085
                      -------------------------------------------------------------------------------------------------------------
                      Leisure Equipment &                    65,541     Trigano SA                                        5,709,050
                      Products--0.5%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in France                    25,845,731
===================================================================================================================================
Germany--1.2%         Electrical Equipment--0.8%            739,700     SGL Carbon AG (a)                                 9,465,653
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals--0.4%                 527,950     Paion AG (a)                                      4,793,735
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Germany                   14,259,388
===================================================================================================================================
Greece--0.5%          Construction Materials--0.5%          177,500     Titan Cement Co. SA                               5,484,019
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Greece                     5,484,019
===================================================================================================================================
Ireland--1.6%         Airlines--1.6%                        412,500     Ryanair Holdings Plc (a)(d)(e)                   18,496,500
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Ireland                   18,496,500
===================================================================================================================================
Italy--2.1%           Building Products--0.7%               526,100     Permasteelisa SpA                                 8,137,990
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.3%                       496,100     Milano Assicurazioni SpA                          3,093,117
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel & Luxury            482,600     Marzotto SpA                                     12,573,307
                      Goods--1.1%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Italy                     23,804,414
===================================================================================================================================
Netherlands--4.4%     Biotechnology--0.4%                   391,800     Qiagen NV (a)(e)                                  4,586,811
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &                 901,672     Tele Atlas NV (a)                                13,699,738
                      Supplies--1.2%
                      -------------------------------------------------------------------------------------------------------------
                      Communications Equipment--0.3%        182,600     TomTom NV (a)                                     4,010,126
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--1.5%                 1,171,000     Koninklijke Wessanen NV CVA                      16,586,804
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &            11,561,900     LMA International NV (a)                          5,481,847
                      Supplies--0.5%
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.5%                       145,100     Stork NV                                          6,016,556
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in the Netherlands           50,381,882
===================================================================================================================================
Norway--2.8%          Energy Equipment &                    344,075     Fred Olsen Energy ASA (a)                         8,788,970
                      Services--2.0%                        712,600     Ocean RIG ASA (a)                                 5,885,833
                                                            283,200     ProSafe ASA                                       8,511,854
                                                                                                                     --------------
                                                                                                                         23,186,657
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable               2,210,963     DET Norske Oljeselskap                            8,555,991
                      Fuels--0.8%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Norway                    31,742,648
===================================================================================================================================
Spain--0.5%           Construction & Engineering--0.5%       90,600     Grupo Ferrovial SA                                5,846,223
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Spain                      5,846,223
===================================================================================================================================
Sweden--2.2%          Health Care Providers &               843,500     Gambro AB                                        11,287,785
                      Services--1.0%
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.9%               2,496,200     Boliden AB (a)                                   10,772,503
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication            191,375     Millicom International Cellular SA (a)(d)         3,553,535
                      Services--0.3%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Sweden                    25,613,823


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       11

Schedule of Investments (continued)                            (in U.S. dollars)

Europe
(concluded)           Industry*                         Shares Held     Common Stocks                                    Value
===================================================================================================================================
Switzerland--1.9%     Health Care Equipment &                93,480     Ypsomed Holding AG (a)                       $   10,689,891
                      Supplies--0.9%
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.5%                        41,758     Swiss Life Holding (a)(e)                         5,515,146
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors & Semiconductor        134,470     Micronas Semiconductor Holding AG
                      Equipment--0.5%                                   Registered Shares (a)                             5,090,777
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Switzerland               21,295,814
===================================================================================================================================
United Kingdom--4.8%  Construction &                      1,200,400     Amec Plc                                          7,100,412
                      Engineering--0.6%
                      -------------------------------------------------------------------------------------------------------------
                      Independent Power Producers &       4,499,922     International Power Plc                          16,615,593
                      Energy Traders--1.4%
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--1.0%                     2,197,061     Brit Insurance Holdings Plc                       3,485,211
                                                            863,986     St. James's Place Capital Plc                     3,573,486
                                                          2,047,000     Wellington Underwriting Plc                       3,962,646
                                                                                                                     --------------
                                                                                                                         11,021,343
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.5%                        658,700     Surfcontrol Plc (a)                               5,419,310
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--1.3%              5,614,091     Game Group Plc                                    8,201,262
                                                          1,518,400     HMV Group Plc                                     6,436,666
                                                                                                                     --------------
                                                                                                                         14,637,928
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in the United Kingdom        54,794,586
                      =============================================================================================================
                                                                        Total Common Stocks in Europe--29.1%            331,724,941
===================================================================================================================================
Latin America
===================================================================================================================================
Brazil--1.3%          Transportation                        650,900     Cia de Concessoes Rodoviarias                    15,126,569
                      Infrastructure--1.3%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Brazil                    15,126,569
===================================================================================================================================
Venezuela--1.1%       Diversified Telecommunication         662,000     Cia Anonima Nacional Telefonos de
                      Services--1.1%                                    Venezuela--CANTV (d)                             12,538,280
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Venezuela                 12,538,280
                      =============================================================================================================
                                                                        Total Common Stocks in Latin America--2.4%       27,664,849
===================================================================================================================================
Middle East
===================================================================================================================================
Israel--1.4%          Chemicals--0.8%                     1,410,000     Frutarom Ltd. (d)(f)                              9,165,000
                      -------------------------------------------------------------------------------------------------------------
                      Communications Equipment--0.3%        275,400     Alvarion Ltd. (a)                                 3,200,148
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors & Semiconductor        291,200     PowerDsine Ltd. (a)                               2,912,000
                      Equipment--0.3%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in the Middle
                                                                        East--1.4%                                       15,277,148
===================================================================================================================================
North America
===================================================================================================================================
Bermuda--1.0%         Insurance--0.6%                        40,200     Everest Re Group Ltd.                             3,738,600
                                                             55,000     RenaissanceRe Holdings Ltd.                       2,708,200
                                                                                                                     --------------
                                                                                                                          6,446,800
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.4%              5,265,000     GOME Electrical Appliances Holdings Ltd.          4,538,034
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Bermuda                   10,984,834
===================================================================================================================================
Canada--3.5%          Biotechnology--0.4%                 1,258,000     Diagnocure, Inc. (a)                              5,022,551
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.6%                       161,920     Industrial Alliance Insurance and Financial
                                                                        Services, Inc.                                    3,737,327
                                                            115,500     Northbridge Financial Corp.                       2,829,033
                                                                                                                     --------------
                                                                                                                          6,566,360
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable                 286,500     Cameco Corp.                                     12,783,495
                      Fuels--1.1%
                      -------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products--0.2%         603,900     Abitibi-Consolidated, Inc.                        2,692,108
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.5%                     833,800     TGS North American Real Estate Investment
                                                                        Trust                                             5,105,732
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.7%                        239,675     Cognos, Inc. (a)                                  8,182,504
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Canada                    40,352,750
                      =============================================================================================================


12        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

America
(continued)           Industry*                         Shares Held     Common Stocks                                    Value
===================================================================================================================================
Cayman Islands--0.8%  Electronic Equipment &              1,918,000     Kingboard Chemical Holdings Ltd.             $    6,119,203
                      Instruments--0.5%
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &                 132,700     The9 Ltd. (a)(d)                                  3,455,508
                      Leisure--0.3%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in the Cayman Islands         9,574,711
===================================================================================================================================
United States--34.4%  Biotechnology--2.0%                   298,000     Affymetrix, Inc. (a)(e)                          16,071,140
                                                            382,800     BioMarin Pharmaceuticals, Inc. (a)                2,867,172
                                                            153,500     Serologicals Corp. (a)(e)                         3,261,875
                                                                                                                     --------------
                                                                                                                         22,200,187
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.2%                 167,400     optionsXpress Holdings, Inc.                      2,544,480
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.3%                113,100     East-West Bancorp, Inc.                           3,799,029
                      -------------------------------------------------------------------------------------------------------------
                      Communications Equipment--1.4%         18,500     Ditech Communications Corp. (a)                     120,065
                                                          1,335,400     Foundry Networks, Inc. (a)                       11,524,502
                                                            102,000     Plantronics, Inc.                                 3,708,720
                                                                                                                     --------------
                                                                                                                         15,353,287
                      -------------------------------------------------------------------------------------------------------------
                      Computers & Peripherals--1.3%         102,000     Avid Technology, Inc. (a)                         5,434,560
                                                            283,401     Stratasys, Inc. (a)(e)                            9,261,545
                                                                                                                     --------------
                                                                                                                         14,696,105
                      -------------------------------------------------------------------------------------------------------------
                      Consumer Finance--1.0%                240,800     Advance America Cash Advance Centers, Inc.        3,852,800
                                                            556,400     Metris Cos., Inc. (a)                             8,045,544
                                                                                                                     --------------
                                                                                                                         11,898,344
                      -------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--1.0%          462,300     Owens-Illinois, Inc. (a)                         11,580,615
                      -------------------------------------------------------------------------------------------------------------
                      Distributors--0.6%                    349,500     Interline Brands Inc. (a)                         6,920,100
                      -------------------------------------------------------------------------------------------------------------
                      Diversified Consumer                  375,900     Educate, Inc. (a)                                 5,318,985
                      Services--0.5%
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &                251,840     Vishay Intertechnology, Inc. (a)                  2,989,341
                      Instruments--0.3%
                      -------------------------------------------------------------------------------------------------------------
                      Energy Equipment &                    416,900     Grey Wolf, Inc. (a)                               3,089,229
                      Services--2.4%                        668,250     Key Energy Services, Inc. (a)                     8,085,825
                                                            137,100     Maverick Tube Corp. (a)                           4,085,580
                                                            385,900     Rowan Cos., Inc.                                 11,465,089
                                                                                                                     --------------
                                                                                                                         26,725,723
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--1.3%                 1,366,700     Del Monte Foods Co. (a)                          14,719,359
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &               234,100     Cytyc Corp. (a)(e)                                5,164,246
                      Supplies--1.8%                        188,600     DexCom, Inc. (a)                                  2,355,614
                                                            162,900     Millipore Corp. (a)                               9,241,317
                                                            476,500     OccuLogix, Inc. (a)(e)                            3,997,835
                                                                                                                     --------------
                                                                                                                         20,759,012
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Providers &               579,100     CryoLife, Inc. (a)(e)                             4,493,816
                      Services--2.4%                         38,500     IDX Systems Corp. (a)                             1,160,390
                                                            240,975     LifePoint Hospitals, Inc. (a)                    12,174,057
                                                             72,204     Lifeline Systems, Inc. (a)                        2,319,192
                                                            158,500     Pharmaceutical Product Development,
                                                                        Inc. (a)                                          7,427,310
                                                                                                                     --------------
                                                                                                                         27,574,765
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &                 142,500     The Cheesecake Factory (a)(e)                     4,949,025
                      Leisure--2.1%                         191,600     Las Vegas Sands Corp. (a)(e)                      6,849,700
                                                            196,001     Red Robin Gourmet Burgers, Inc. (a)              12,148,142
                                                                                                                     --------------
                                                                                                                         23,946,867
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.4%                       343,700     KMG America Corp (a)                              3,416,378
                                                            140,770     SeaBright Insurance Holdings, Inc. (a)            1,609,001
                                                                                                                     --------------
                                                                                                                          5,025,379
                      -------------------------------------------------------------------------------------------------------------
                      Internet & Catalog Retail--0.1%       108,150     The J. Jill Group, Inc. (a)                       1,487,062
                      -------------------------------------------------------------------------------------------------------------
                      Internet Software &                 1,730,750     SupportSoft, Inc. (a)                             8,982,592
                      Services--0.8%
                      -------------------------------------------------------------------------------------------------------------
                      Leisure Equipment &                   278,200     Marvel Enterprises, Inc. (a)(e)                   5,486,104
                      Products--0.5%
                      -------------------------------------------------------------------------------------------------------------


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       13

Schedule of Investments (continued)                            (in U.S. dollars)

North America
(concluded)           Industry*                         Shares Held     Common Stocks                                    Value
===================================================================================================================================
United States         Machinery--1.7%                       274,400     Freightcar America, Inc. (a)                 $    5,441,352
(concluded)                                                 576,800     Wabash National Corp.                            13,975,864
                                                                                                                     --------------
                                                                                                                         19,417,216
                      -------------------------------------------------------------------------------------------------------------
                      Metals & Mining--0.5%                  97,700     Cleveland-Cliffs, Inc. (e)                        5,643,152
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels--2.1%     241,050     Arch Coal, Inc. (e)                              13,129,993
                                                            287,650     Remington Oil & Gas Corp. (a)                    10,269,105
                                                                                                                     --------------
                                                                                                                         23,399,098
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.2%                     150,500     Education Realty Trust, Inc.                      2,754,150
                      -------------------------------------------------------------------------------------------------------------
                      Semiconductors & Semiconductor        570,000     Cypress Semiconductor Corp. (a)                   7,176,300
                      Equipment--1.8%                       408,600     Integrated Device Technology, Inc. (a)            4,392,450
                                                            298,900     Intersil Corp. Class A (e)                        5,610,353
                                                            699,400     Monolithic System Technology, Inc. (a)            3,517,982
                                                                                                                     --------------
                                                                                                                         20,697,085
                      -------------------------------------------------------------------------------------------------------------
                      Software--2.7%                        536,300     Informatica Corp. (a)                             4,499,557
                                                            145,900     NAVTEQ Corp. (a)                                  5,424,562
                                                            688,000     Siebel Systems, Inc.                              6,123,200
                                                            395,350     Sybase, Inc. (a)(e)                               7,254,673
                                                            294,750     Take-Two Interactive Software, Inc. (a)(e)        7,501,387
                                                                                                                     --------------
                                                                                                                         30,803,379
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--1.7%                107,025     Abercrombie & Fitch Co. Class A                   7,352,617
                                                            297,600     AnnTaylor Stores Corp. (a)(e)                     7,225,728
                                                            214,450     Build-A-Bear Workshop, Inc. (a)(e)                5,028,852
                                                                                                                     --------------
                                                                                                                         19,607,197
                      -------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel & Luxury            222,000     Polo Ralph Lauren Corp.                           9,570,420
                      Goods--0.8%
                      -------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage                    239,700     Clifton Savings Bancorp, Inc.                     2,531,232
                      Finance--1.3%                         778,900     Provident New York Bancorp                        9,432,479
                                                            195,500     Rainier Pacific Financial Group, Inc.             3,040,025
                                                                                                                     --------------
                                                                                                                         15,003,736
                      -------------------------------------------------------------------------------------------------------------
                      Trading Companies &                   688,000     UAP Holding Corp.                                11,420,800
                      Distributors--1.0%
                      -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication            102,400     NeuStar, Inc. Class A (a)                         2,621,440
                      Services--0.2%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in the United States        392,945,009
                      =============================================================================================================
                                                                        Total Common Stocks in North America--39.7%     453,857,304
===================================================================================================================================
Pacific Basin
===================================================================================================================================
Australia--5.6%       Airlines--1.0%                      4,132,900     Qantas Airways Ltd.                              10,616,485
                      -------------------------------------------------------------------------------------------------------------
                      Beverages--0.8%                     1,515,900     Lion Nathan Ltd.                                  8,758,621
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &             1,335,809     Ansell Ltd.                                      10,222,898
                      Supplies--2.1%                        472,800     Cochlear Ltd.                                    14,127,311
                                                                                                                     --------------
                                                                                                                         24,350,209
                      -------------------------------------------------------------------------------------------------------------
                      Insurance--0.5%                     1,649,877     Promina Group Ltd.                                5,923,364
                      -------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable               5,020,000     Tap Oil Ltd. (a)(e)                               9,183,557
                      Fuels--0.8%
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.4%                   3,594,900     CFS Gandel Retail Trust                           4,589,840
                                                                        Total Common Stocks in Australia                 63,422,076
===================================================================================================================================
China--0.1%           Transportation                      3,022,400     Shenzhen Expressway Co. Ltd.                      1,137,293
                      Infrastructure--0.1%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in China                      1,137,293
===================================================================================================================================
Hong Kong--1.0%       Media--0.8%                        10,141,500     Clear Media Ltd. (a)                              8,806,443
                      -------------------------------------------------------------------------------------------------------------
                      Multi-Utilities--0.2%               7,444,000     Shanghai Electric Group Corp. (a)                 1,685,441
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Hong Kong                 10,491,884
                      =============================================================================================================


14        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

Pacific Basin

(concluded)           Industry*                         Shares Held     Common Stocks                                    Value
===================================================================================================================================
India--1.3%           Specialty Retail--1.3%                484,976     Pantaloon Retail India Ltd.                  $   15,369,099
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in India                     15,369,099
===================================================================================================================================
Indonesia--1.8%       Commercial Banks--1.0%             22,405,800     PT Bank Danamon Indonesia Tbk                    11,593,165
                      -------------------------------------------------------------------------------------------------------------
                      Food Products--0.6%                62,365,300     PT Indofood Sukses Makmur Tbk                     7,028,876
                      -------------------------------------------------------------------------------------------------------------
                      Media--0.2%                        36,422,600     PT Surya Citra Media Tbk                          2,425,685
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Indonesia                 21,047,726
===================================================================================================================================
Japan--5.0%           Air Freight & Logistics--0.2%         645,000     Senko Co., Ltd.                                   2,275,923
                      -------------------------------------------------------------------------------------------------------------
                      Beverages--0.2%                        57,100     ITO EN, Ltd.                                      2,932,037
                      -------------------------------------------------------------------------------------------------------------
                      Capital Markets--0.2%                 691,000     Shinko Securities Co., Ltd.                       2,195,037
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Banks--0.4%                479,000     The Bank of Kyoto Ltd. (e)                        4,076,320
                      -------------------------------------------------------------------------------------------------------------
                      Consumer Finance--1.5%                132,175     Diamond Lease Co., Ltd.                           5,248,353
                                                          1,442,800     Lopro Corp. (e)                                  10,937,208
                                                                                                                     --------------
                                                                                                                         16,185,561
                      -------------------------------------------------------------------------------------------------------------
                      Containers & Packaging--0.2%          832,700     Nihon Yamamura Glass Co. Ltd.                     2,577,530
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &               709,100     Fujirebio, Inc. (e)                              13,374,416
                      Supplies--1.2%
                      -------------------------------------------------------------------------------------------------------------
                      Real Estate--0.5%                   1,161,000     Tokyu Land Corp.                                  5,479,677
                      -------------------------------------------------------------------------------------------------------------
                      Specialty Retail--0.6%                126,800     Yamada Denki Co., Ltd.                            7,300,641
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Japan                     56,397,142
===================================================================================================================================
Malaysia--1.5%        Airlines--1.3%                     35,353,100     AirAsia Bhd (a)                                  15,257,654
                      -------------------------------------------------------------------------------------------------------------
                      Energy Equipment &                  5,753,500     Scomi Group Bhd                                   2,255,978
                      Services--0.2%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Malaysia                  17,513,632
===================================================================================================================================
Philippines--0.8%     Commercial Banks--0.8%             11,031,200     Bank of the Philippine Islands                    9,566,620
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in the Philippines            9,566,620
===================================================================================================================================
Singapore--0.4%       Food Products--0.4%                 8,608,000     People's Food Holdings Ltd.                       4,438,428
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Singapore                  4,438,428
===================================================================================================================================
South Korea--2.3%     Auto Components--0.2%                 259,700     Halla Climate Control                             2,256,513
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &                  43,160     S1 Corp.                                          1,837,484
                      Supplies--0.2%
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &                 63,000     Samsung SDI Co., Ltd.                             5,919,013
                      Instruments--0.5%
                      -------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants &                 741,500     Kangwon Land, Inc.                               10,618,481
                      Leisure--0.9%
                      -------------------------------------------------------------------------------------------------------------
                      Software--0.5%                         75,680     NCSoft Corporation (a)                            5,638,471
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in South Korea               26,269,962
===================================================================================================================================
Taiwan--1.1%          Electronic Equipment &                 45,108     Delta Electronics, Inc.                              70,117
                      Instruments--0.0%
                      -------------------------------------------------------------------------------------------------------------
                      Leisure Equipment &                 2,291,000     Giant Manufacturing Co., Ltd.                     3,702,934
                      Products--0.8%                      4,923,540     Premier Image Technology Corp. (a)                5,590,773
                                                                                                                     --------------
                                                                                                                          9,293,707
                      -------------------------------------------------------------------------------------------------------------
                      Machinery--0.3%                     1,744,600     MIN AIK Technology Co., Ltd.                      3,195,026
                                                                        Total Common Stocks in Taiwan                    12,558,850
===================================================================================================================================
Thailand--0.3%        Hotels, Restaurants &               4,224,200     Oishi Group Plc                                   3,373,635
                      Leisure--0.3%
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Common Stocks in Thailand                   3,373,635
                                                                        Total Common Stocks in the Pacific
                                                                        Basin--21.2%                                    241,586,347
                      =============================================================================================================
                                                                        Total Common Stocks
                                                                        (Cost--$875,209,600)--94.6%                   1,079,110,055
===================================================================================================================================


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       15

Schedule of Investments (concluded)                            (in U.S. dollars)

Pacific Basin         Industry*                         Shares Held     Warrants (g)                                     Value
===================================================================================================================================
Hong Kong--0.0%       Food Products--0.0%                   113,250     Global Bio-Chem Technology Group Co. Ltd.
                                                                        (expires 5/31/2007)                          $        1,894
                      -------------------------------------------------------------------------------------------------------------
                                                                        Total Warrants--0.0%                                  1,894
===================================================================================================================================

                                                        Face Amount     Short-Term Securities
                      =============================================================================================================
                      U.S. Government                                   U.S. Treasury Bills:
                      Obligations**--1.6%              $  8,500,000         2.698% due 7/07/2005                          8,496,082
                                                            986,000         2.925% due 8/11/2005                            982,722
                                                          8,562,000         2.875% due 8/25/2005                          8,523,813
                      =============================================================================================================

                                                Beneficial Interest
                      =============================================================================================================
                                                       $ 58,158,397     Merrill Lynch Liquidity Series, LLC Cash
                                                                        Sweep Series I (b)                               58,158,397
                                                        131,780,211     Merrill Lynch Liquidity Series, LLC Money
                                                                        Market Series (b)(c)                            131,780,211
                      -------------------------------------------------------------------------------------------------------------
                                                                         Total Short-Term Securities
                                                                        (Cost--$207,942,109)--18.2%                     207,941,225
===================================================================================================================================
                      Total Investments (Cost--$1,083,151,709***)--112.8%                                             1,287,053,174

                      Liabilities in Excess of Other Assets--(12.8%)                                                   (145,778,818)
                                                                                                                     --------------
                      Net Assets--100.0%                                                                             $1,141,274,356
                                                                                                                     ==============

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** Certain U.S. Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
*** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..................................         $ 1,089,642,251
                                                                ===============
      Gross unrealized appreciation ...................         $   223,708,390
      Gross unrealized depreciation ...................             (26,297,467)
                                                                ---------------
      Net unrealized appreciation .....................         $   197,410,923
                                                                ===============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                             $(40,686,596)    $733,534
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                             $ 64,120,262     $571,025
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Depositary Receipts.
(e)   Security, or a portion of security, is on loan.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

      Short sales entered into as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------
      Shares                       Issue                                 Value
      --------------------------------------------------------------------------
      185,000             Robert Half International, Inc              $4,619,450
      96,000              Yellow Roadway Corp.                         4,876,800
      --------------------------------------------------------------------------
      Total (Proceeds--$10,084,560)                                   $9,496,250
      ==========================================================================

      See Notes to Financial Statements.


16        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005
=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including
                        securities loaned of $125,902,524) (identified cost--$893,213,101)                        $ 1,097,114,566
                       Investments in affiliated securities, at value
                        (identified cost--$189,938,608) ..................................                            189,938,608
                       Foreign cash (cost--$3,568,868) ...................................                              3,559,026
                       Receivables:
                          Securities sold ................................................    $     5,502,008
                          Capital shares sold ............................................          2,676,817
                          Dividends ......................................................          2,563,025
                          Interest from affiliates .......................................            125,980
                          Securities lending .............................................             49,260          10,917,090
                                                                                              ---------------
                       Prepaid expenses and other assets .................................                                 31,859
                                                                                                                  ---------------
                       Total assets ......................................................                          1,301,561,149
                                                                                                                  ---------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .........................                            131,780,211
                       Common stocks sold short, at market value (proceeds--$10,084,560) .                              9,496,250
                       Payables:
                          Securities purchased ...........................................         13,063,721
                          Capital shares redeemed ........................................          4,055,864
                          Investment adviser .............................................            716,167
                          Distributor ....................................................            446,161
                          Other affiliates ...............................................            393,483          18,675,396
                                                                                              ---------------
                       Accrued expenses and other liabilities ............................                                334,936
                                                                                                                  ---------------
                       Total liabilities .................................................                            160,286,793
                                                                                                                  ---------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                        $ 1,141,274,356
                                                                                                                  ===============
=================================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------------
                       Class A Common Stock, $.10 par value, 100,000,000 shares authorized                        $       935,079
                       Class B Common Stock, $.10 par value, 100,000,000 shares authorized                                670,482
                       Class C Common Stock, $.10 par value, 100,000,000 shares authorized                              1,477,910
                       Class I Common Stock, $.10 par value, 100,000,000 shares authorized                              1,806,448
                       Class R Common Stock, $.10 par value, 100,000,000 shares authorized                                 53,443
                       Paid-in capital in excess of par ..................................                            928,566,830
                       Accumulated distributions in excess of investment income--net .....    $    (3,077,813)
                       Undistributed realized capital gains--net .........................          6,399,145
                       Unrealized appreciation--net ......................................        204,442,832
                                                                                              ---------------
                       Total accumulated earnings--net ...................................                            207,764,164
                                                                                                                  ---------------
                       Net Assets ........................................................                        $ 1,141,274,356
                                                                                                                  ===============
=================================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $218,686,929 and 9,350,787 shares
                        outstanding ......................................................                        $         23.39
                                                                                                                  ===============
                       Class B--Based on net assets of $152,598,274 and 6,704,815 shares
                        outstanding ......................................................                        $         22.76
                                                                                                                  ===============
                       Class C--Based on net assets of $331,058,863 and 14,779,099 shares
                        outstanding ......................................................                        $         22.40
                                                                                                                  ===============
                       Class I--Based on net assets of $426,718,130 and 18,064,479 shares
                        outstanding ......................................................                        $         23.62
                                                                                                                  ===============
                       Class R--Based on net assets of $12,212,160 and 534,428 shares
                        outstanding ......................................................                        $         22.85
                                                                                                                  ===============

      See Notes to Financial Statements.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       17

Statement of Operations

For the Year Ended June 30, 2005
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $1,423,007 foreign withholding tax) .............                        $    16,696,713
                       Interest (including $733,534 from affiliates) .....................                              1,005,515
                       Securities lending--net ...........................................                                571,025
                                                                                                                  ---------------
                       Total income ......................................................                             18,273,253
                                                                                                                  ---------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $     8,581,942
                       Account maintenance and distribution fees--Class C ................          2,814,180
                       Account maintenance and distribution fees--Class B ................          1,533,871
                       Transfer agent fees--Class I ......................................            766,637
                       Transfer agent fees--Class C ......................................            659,215
                       Account maintenance fees--Class A .................................            470,493
                       Transfer agent fees--Class A ......................................            379,271
                       Accounting services ...............................................            366,793
                       Transfer agent fees--Class B ......................................            360,112
                       Custodian fees ....................................................            347,697
                       Printing and shareholder reports ..................................            154,294
                       Registration fees .................................................            105,338
                       Professional fees .................................................             73,731
                       Dividends on securities sold short ................................             63,590
                       Directors' fees and expenses ......................................             45,851
                       Account maintenance and distribution fees--Class R ................             38,255
                       Pricing fees ......................................................             15,612
                       Transfer agent fees--Class R ......................................             14,547
                       Other .............................................................             60,235
                                                                                              ---------------
                       Total expenses ....................................................                             16,851,664
                                                                                                                  ---------------
                       Investment income--net ............................................                              1,421,589
                                                                                                                  ---------------
=================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................         20,597,630
                          Short sales--net ...............................................         (1,631,498)
                          Foreign currency transactions--net .............................         (1,546,650)         17,419,482
                                                                                              ---------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................        110,359,784
                          Short sales--net ...............................................            588,310
                          Foreign currency transactions--net .............................             25,818         110,973,912
                                                                                              -----------------------------------
                       Total realized and unrealized gain--net ...........................                            128,393,394
                                                                                                                  ---------------
                       Net Increase in Net Assets Resulting from Operations ..............                        $   129,814,983
                                                                                                                  ===============

      See Notes to Financial Statements.


18        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                            June 30,
                                                                                              -----------------------------------
Increase (Decrease) in Net Assets:                                                                  2005                2004
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $     1,421,589     $     1,537,980
                       Realized gain--net ................................................         17,419,482          61,638,502
                       Change in unrealized appreciation/depreciation--net ...............        110,973,912          41,195,432
                                                                                              -----------------------------------
                       Net increase in net assets resulting from operations ..............        129,814,983         104,371,914
                                                                                              -----------------------------------
=================================================================================================================================
Dividends to Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................           (476,260)         (1,216,426)
                          Class B ........................................................                 --            (127,181)
                          Class C ........................................................             (7,146)           (314,704)
                          Class I ........................................................         (1,313,144)         (1,918,462)
                          Class R ........................................................            (11,524)             (2,956)
                                                                                              -----------------------------------
                       Net decrease in net assets resulting from dividends to shareholders         (1,808,074)         (3,579,729)
                                                                                              -----------------------------------
=================================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share transactions         160,781,117         351,800,230
                                                                                              -----------------------------------
=================================================================================================================================
Redemption Fees
---------------------------------------------------------------------------------------------------------------------------------
                       Redemption fees ...................................................              8,640                  --
                                                                                              -----------------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................        288,796,666         452,592,415
                       Beginning of year .................................................        852,477,690         399,885,275
                                                                                              -----------------------------------
                       End of year* ......................................................    $ 1,141,274,356     $   852,477,690
                                                                                              ===================================
                          * Accumulated distributions in excess of investment income--net     $    (3,077,813)    $    (1,156,257)
                                                                                              ===================================

      See Notes to Financial Statements.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       19

Financial Highlights

                                                                                            Class A
                                                            ----------------------------------------------------------------------
                                                                                  For the Year Ended June 30,
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.        2005            2004            2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $  20.59        $  16.70        $  16.44       $  18.23       $  19.76
                                                            ----------------------------------------------------------------------
                 Investment income--net** ...............        .09             .10             .01            .02            .03
                 Realized and unrealized gain (loss)--net       2.77+           3.98             .25          (1.45)          (.77)
                                                            ----------------------------------------------------------------------
                 Total from investment operations .......       2.86            4.08             .26          (1.43)          (.74)
                                                            ----------------------------------------------------------------------
                 Less dividends and distributions from:
                    Investment income--net ..............       (.06)           (.19)             --           (.34)            --
                    Realized gain--net ..................         --              --              --           (.02)          (.64)
                    In excess of realized gain--net .....         --              --              --             --           (.15)
                                                            ----------------------------------------------------------------------
                 Total dividends and distributions ......       (.06)           (.19)             --           (.36)          (.79)
                                                            ----------------------------------------------------------------------
                 Net asset value, end of year ...........   $  23.39        $  20.59        $  16.70       $  16.44       $  18.23
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      13.96%          24.60%           1.58%         (7.98%)        (3.83%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................       1.42%           1.45%           1.58%          1.51%          1.54%
                                                            ======================================================================
                 Investment income--net .................        .39%            .48%            .06%           .12%           .16%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $218,687        $160,373        $ 97,517       $ 69,345       $ 55,633
                                                            ======================================================================
                 Portfolio turnover .....................      97.00%        181.20%         156.26%        138.22%         179.58%
                                                            ======================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


20        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

                                                                                            Class B
                                                            ----------------------------------------------------------------------
                                                                                  For the Year Ended June 30,
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.        2005            2004            2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $  20.12        $  16.30        $  16.17       $  17.93       $  19.51
                                                            ----------------------------------------------------------------------
                 Investment loss--net** .................       (.09)           (.06)           (.11)          (.12)          (.12)
                 Realized and unrealized gain (loss)--net       2.73+           3.90             .24          (1.42)          (.75)
                                                            ----------------------------------------------------------------------
                 Total from investment operations .......       2.64            3.84             .13          (1.54)          (.87)
                                                            ----------------------------------------------------------------------
                 Less dividends and distributions from:
                    Investment income--net ..............         --            (.02)             --           (.20)            --
                    Realized gain--net ..................         --              --              --           (.02)          (.58)
                    In excess of realized gain--net .....         --              --              --             --           (.13)
                                                            ----------------------------------------------------------------------
                 Total dividends and distributions ......         --            (.02)             --           (.22)          (.71)
                                                            ----------------------------------------------------------------------
                 Net asset value, end of year ...........   $  22.76        $  20.12        $  16.30       $  16.17       $  17.93
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      13.12%          23.55%            .80%         (8.70%)        (4.57%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................        2.21%          2.23%           2.36%          2.29%          2.30%
                                                            ======================================================================
                 Investment loss--net ...................       (.40%)          (.33%)          (.79%)         (.71%)         (.64%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $152,598        $149,575        $102,822       $125,895       $127,867
                                                            ======================================================================
                 Portfolio turnover .....................      97.00%         181.20%         156.26%        138.22%        179.58%
                                                            ======================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       21

                                                                                            Class C
                                                            ----------------------------------------------------------------------
                                                                                  For the Year Ended June 30,
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.        2005            2004            2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $  19.81        $  16.07        $  15.94       $  17.72       $  19.34
                                                            ----------------------------------------------------------------------
                 Investment loss--net** .................       (.08)           (.05)           (.11)          (.09)          (.11)
                 Realized and unrealized gain (loss)--net       2.67+           3.83             .24          (1.43)          (.75)
                                                            ----------------------------------------------------------------------
                 Total from investment operations .......       2.59            3.78             .13          (1.52)          (.86)
                                                            ----------------------------------------------------------------------
                 Less dividends and distributions from:
                    Investment income--net ..............         --@           (.04)             --           (.24)            --
                    Realized gain--net ..................         --              --              --           (.02)          (.62)
                    In excess of realized gain--net .....         --              --              --             --           (.14)
                                                            ----------------------------------------------------------------------
                 Total dividends and distributions ......         --@           (.04)             --           (.26)          (.76)
                                                            ----------------------------------------------------------------------
                 Net asset value, end of year ...........   $  22.40        $  19.81        $  16.07       $  15.94       $  17.72
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      13.08%          23.57%            .82%         (8.71%)        (4.57%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................       2.21%           2.23%           2.37%          2.30%          2.32%
                                                            ======================================================================
                 Investment loss--net ...................       (.40%)          (.27%)          (.75%)         (.57%)         (.61%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $331,059        $218,841        $ 88,698       $ 73,731       $ 41,920
                                                            ======================================================================
                 Portfolio turnover .....................      97.00%         181.20%         156.26%        138.22%        179.58%
                                                            ======================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Includes redemption fees, which are less than $.01 per share.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


22        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

                                                                                             Class I
                                                            ----------------------------------------------------------------------
                                                                                   For the Year Ended June 30,
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.        2005            2004            2003           2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $  20.77        $  16.85        $  16.55       $  18.33       $  19.84
                                                            ----------------------------------------------------------------------
                 Investment income--net** ...............        .14             .16             .04            .07            .08
                 Realized and unrealized gain (loss)--net       2.79+           4.01             .26          (1.46)          (.77)
                                                            ----------------------------------------------------------------------
                 Total from investment operations .......       2.93            4.17             .30          (1.39)          (.69)
                                                            ----------------------------------------------------------------------
                 Less dividends and distributions from:
                    Investment income--net ..............       (.08)           (.25)             --           (.37)            --
                    Realized gain--net ..................         --              --              --           (.02)          (.66)
                    In excess of realized gain--net .....         --              --              --             --           (.16)
                                                            ----------------------------------------------------------------------
                 Total dividends and distributions ......       (.08)           (.25)             --           (.39)          (.82)
                                                            ----------------------------------------------------------------------
                 Net asset value, end of year ...........   $  23.62        $  20.77        $  16.85       $  16.55       $  18.33
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      14.23%          24.92%           1.81%         (7.73%)        (3.60%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................       1.17%           1.19%           1.32%          1.26%          1.28%
                                                            ======================================================================
                 Investment income--net .................        .63%            .81%            .28%           .40%           .42%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $426,718        $319,509        $110,848       $ 94,018       $ 71,194
                                                            ======================================================================
                 Portfolio turnover .....................      97.00%         181.20%         156.26%        138.22%        179.58%
                                                            ======================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       23

Financial Highlights (concluded)

                                                                                        Class R
                                                                   ------------------------------------------------
                                                                         For the Year Ended        For the Period
                                                                              June 30,            February 4, 2003+
The following per share data and ratios have been derived          -----------------------------     to June 30,
from information provided in the financial statements.                 2005             2004            2003
===================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------
                     Net asset value, beginning of period .....    $      20.16     $      16.42       $      13.47
                                                                   ------------------------------------------------
                     Investment income--net*** ................             .04              .16                .10
                     Realized and unrealized gain--net ........            2.70             3.82               2.85
                                                                   ------------------------------------------------
                     Total from investment operations .........            2.74             3.98               2.95
                                                                   ------------------------------------------------
                     Less dividends from investment income--net            (.05)            (.24)                --
                                                                   ------------------------------------------------
                     Net asset value, end of period ...........    $      22.85     $      20.16       $      16.42
                                                                   ================================================
===================================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------------
                     Based on net asset value per share .......           13.67%           24.42%             21.90%@
                                                                   ================================================
===================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------
                     Expenses .................................            1.65%            1.63%              1.83%*
                                                                   ================================================
                     Investment income--net ...................             .19%             .83%               .46%*
                                                                   ================================================
===================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------
                     Net assets, end of period (in thousands) .    $     12,212     $      4,179                 --++
                                                                   ================================================
                     Portfolio turnover .......................           97.00%          181.20%            156.26%
                                                                   ================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.

      See Notes to Financial Statements.


24        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       25

o Forward foreign exchange contracts -- The Fund may enter into foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Short sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.


26        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,538,759 has been reclassified between accumulated distributions in excess of net investment income and undistributed net realized capital gains, and $3,688 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..85%, on an annual basis, of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                 --
Class B ................................            .25%                .75%
Class C ................................            .25%                .75%
Class R ................................            .25%                .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 39,553              $544,406
Class I ............................              $    250              $  3,592
--------------------------------------------------------------------------------

For the year ended June 30, 2005, MLPF&S received contingent deferred sales charges of $184,774 and $67,547 relating


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       27
to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $131, relating to transactions subject to front-end sales charge waivers in Class A.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2005, the Fund lent securities with a value of $13,101,965 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended June 30, 2005, MLIM, LLC received $245,752 in securities lending agent fees.

In addition, MLPF&S received $330,997 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2005.

For the year ended June 30, 2005, the Fund reimbursed MLIM $23,616 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2005 were $1,061,757,424 and $941,839,308, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $160,781,117 and $351,800,230 for the years ended June 30, 2005 and June 30,
2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,426,113       $  75,502,055
Automatic conversion of shares .........            475,967          10,413,998
Shares issued to shareholders in
   reinvestment of dividends ...........             21,909             410,154
                                              ---------------------------------
Total issued ...........................          3,923,989          86,326,207
Shares redeemed ........................         (2,363,945)        (51,812,824)
                                              ---------------------------------
Net increase ...........................          1,560,044       $  34,513,383
                                              =================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,447,351       $  69,309,322
Automatic conversion of shares .........            460,197           9,131,982
Shares issued to shareholders in
   reinvestment of dividends ...........             55,282           1,023,578
                                              ---------------------------------
Total issued ...........................          3,962,830          79,464,882
Shares redeemed ........................         (2,011,482)        (40,210,764)
                                              ---------------------------------
Net increase ...........................          1,951,348       $  39,254,118
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,623,901       $  34,383,731
                                              ---------------------------------
Automatic conversion of shares .........           (487,355)        (10,413,998)
Shares redeemed ........................         (1,864,049)        (40,034,972)
                                              ---------------------------------
Total redeemed .........................         (2,351,404)        (50,448,970)
                                              ---------------------------------
Net decrease ...........................           (727,503)      $ (16,065,239)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,934,014       $  56,799,922
Shares issued to shareholders in
   reinvestment of dividends ...........              5,802             113,713
                                              ---------------------------------
Total issued ...........................          2,939,816          56,913,635
                                              ---------------------------------
Automatic conversion of shares .........           (470,162)         (9,131,982)
Shares redeemed ........................         (1,346,740)        (26,425,128)
                                              ---------------------------------
Total redeemed .........................         (1,816,902)        (35,557,110)
                                              ---------------------------------
Net increase ...........................          1,122,914       $  21,356,525
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,666,051       $ 139,571,048
Shares issued to shareholders in
   reinvestment of dividends ...........                359               6,488
                                              ---------------------------------
Total issued ...........................          6,666,410         139,577,536
Shares redeemed ........................         (2,934,875)        (62,218,305)
                                              ---------------------------------
Net increase ...........................          3,731,535       $  77,359,231
                                              =================================


28        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,710,643       $ 129,268,584
Shares issued to shareholders in
   reinvestment of dividends ...........             15,519             287,140
                                              ---------------------------------
Total issued ...........................          6,726,162         129,555,724
Shares redeemed ........................         (1,199,757)        (23,046,568)
                                              ---------------------------------
Net increase ...........................          5,526,405       $ 106,509,156
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,342,343       $ 161,251,740
Shares issued to shareholders in
   reinvestment of dividends ...........             55,477           1,046,844
                                              ---------------------------------
Total issued ...........................          7,397,820         162,298,584
Shares redeemed ........................         (4,719,238)       (104,517,317)
                                              ---------------------------------
Net increase ...........................          2,678,582       $  57,781,267
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         11,493,912       $ 235,106,778
Shares issued to shareholders in
   reinvestment of dividends ...........             94,632           1,767,581
                                              ---------------------------------
Total issued ...........................         11,588,544         236,874,359
Shares redeemed ........................         (2,780,293)        (56,459,021)
                                              ---------------------------------
Net increase ...........................          8,808,251       $ 180,415,338
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            461,862       $  10,160,439
Shares issued to shareholders in
   reinvestment of dividends ...........                629              11,524
                                              ---------------------------------
Total issued ...........................            462,491          10,171,963
Shares redeemed ........................           (135,380)         (2,979,488)
                                              ---------------------------------
Net increase ...........................            327,111       $   7,192,475
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2004                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            221,944       $   4,557,861
Shares issued to shareholders in
   reinvestment of dividends ...........                154               2,956
                                              ---------------------------------
Total issued ...........................            222,098           4,560,817
Shares redeemed ........................            (14,788)           (295,724)
                                              ---------------------------------
Net increase ...........................            207,310       $   4,265,093
                                              =================================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within thirty days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2005.

6. Commitments:

At June 30, 2005, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $680,000 and $412,000, respectively.

7. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                    6/30/2005          6/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................         $1,808,074         $3,579,729
                                                   -----------------------------
Total taxable distributions ..............         $1,808,074         $3,579,729
                                                   =============================

As of June 30, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ......................          $    488,999
Undistributed long-term capital gains--net ..............             9,323,866
                                                                   ------------
Total undistributed earnings--net .......................             9,812,865
Capital loss carryforward .................................                  --
Unrealized gains--net ...................................           197,951,299*
                                                                   ------------
Total accumulated earnings--net .........................          $207,764,164
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Global SmallCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 15, 2005

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Global SmallCap Fund, Inc. to shareholders of record on August 11, 2004:

--------------------------------------------------------------------------------
Qualified Dividend
Income for Individuals                                                   100.00%
--------------------------------------------------------------------------------
Dividends Qualifying for the
Dividends Received Deduction
for Corporations                                                          56.78%
--------------------------------------------------------------------------------


30        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held         Time                                                           Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   125 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         169 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. The Directors
              serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
              President, Mr. Doll serves at the pleasure of the Board of Directors.
            ------------------------------------------------------------------------------------------------------------------------


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       31

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held         Time                                                           Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     2000 to  Professor Emeritus of Finance, School of Business,    48 Funds          None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     51 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 64                              International Consultant, Urban Institute,
                                                 Washington D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     2000 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  51 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985                         Inc. (manu-
            Age: 52                              to 1989; Associate Professor, Graduate School of                      facturing)
                                                 Business Administration, University of Michigan
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School of Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      51 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 59                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director and
                                                 Secretary of SCB Partners, Inc. since 2000; Director
                                                 of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        51 Portfolios
            08543-9095                           Service from 1961 to 1995, Career Minister, from 1989
            Age: 69                              to 1995; Deputy Inspector General, U.S. Department of
                                                 State from 1991 to 1994; U.S. Ambassador to the
                                                 Hashemite Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1994 to  Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne & Co.,
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          51 Portfolios   Inc.
            08543-9095                           New York University Leonard N. Stern School of                        (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc.  (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     1994 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential            51 Portfolios
            08543-9095                           Insurance Company of America from 1988 to
            Age: 70                              1994; former Director of Prudential Reinsurance
                                                 Company and former Trustee of The Prudential
                                                 Foundation.

                           ---------------------------------------------------------------------------------------------------------
                           *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                           ** Chairman of the Board and the Audit Committee.


32        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------

Murali      P.O. Box 9011  Vice         2005 to  Vice President of MLIM since 1998; Portfolio Manager at Atlas Capital Management
Balaraman   Princeton, NJ  President    present  from 1997 to 1998; Director of Investments for Samuel Asset Management from 1997 to
            08543-9011                           1998.
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
John Coyle  P.O. Box 9011  Vice         2005 to  Vice President of MLIM since 2004; Managing Director and Portfolio Manager with
            Princeton, NJ  President    present  Bear Stearns Asset Management from 2001 to 2004; Vice President of MLIM from
            08543-9011                           1998 to 2001.
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       33

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


34        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2005       35

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Global SmallCap Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #18177 -- 6/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending June 30, 2005 - $36,000
                                  Fiscal Year Ending June 30, 2004 - $38,200

         (b) Audit-Related Fees - Fiscal Year Ending June 30, 2005 - $0
                                  Fiscal Year Ending June 30, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending June 30, 2005 - $6,300
                                  Fiscal Year Ending June 30, 2004 - $11,875

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending June 30, 2005 - $0
                                  Fiscal Year Ending June 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2005 - $8,181,305
             Fiscal Year Ending June 30, 2004 - $16,114,216

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Global SmallCap Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global SmallCap Fund, Inc.

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global SmallCap Fund, Inc.

Date: August 19, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Global SmallCap Fund, Inc.

Date: August 19, 2005